Supplement Dated May 16, 2018
To The Prospectus Dated April 30, 2018

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

All changes are effective immediately.

In the section, "Additional Information About Each Fund," JNL Real Assets Fund, subsection, "Principal Risks of Investing in the Fund," please add the following to the bulleted list:

•	Short sales risk

This supplement is dated May 16, 2018.